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                                                                    EXHIBIT 23.3

Dear Mr. Huang:

We hereby consent to the inclusion of reference to our "China MVAS market analysis 2005-2006" in the annual report of KongZhong Corporation on Form 20-F for the year ended December 31, 2005.

Sincerely,


/s/ Analysys International
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April 4, 2006

Analysys International